CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Baird Funds, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Company for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company for the stated period.

/s/ Mary Ellen Stanek                   /s/ Leonard Rush
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Mary Ellen Stanek                       Leonard Rush
President, Baird Funds, Inc.            Treasurer, Baird Funds, Inc.

Dated:  February 25, 2005               Dated:  February 25, 2005

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Baird Funds, Inc. for purposes of the Securities Exchange Act of 1934.